UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 20, 2004

Commission File Number:	1-5273-1

Sterling Bancorp

(Exact name of Registrant as specified in its charter)

New York	13-2565216

(State of other jurisdiction of incorporation)	(IRS Employer Identification No.)

650 Fifth Avenue, New York, New York	10019-6108

(Address of principal executive offices)	(Zip Code)

(212) 757- 3300 (Registrant’s telephone number, including area code)

N/A (Former name, former address and former fiscal year, if changed since last report)

ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
ITEM 9 REGULATION FD DISCLOSURE
SIGNATURE
EX-99.1: PRESS RELEASE

ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements of the Business Acquired.
Not Applicable

(b)	Pro Forma Financial Information
Not Applicable

(c)	Exhibits
99.1 Press Release dated September 20, 2004

ITEM 9 REGULATION FD DISCLOSURE

On September 20, 2004, the Company issued a press release announcing a presentation on September 23, 2004 by John C. Millman-President of Sterling Bancorp and Michael Bizenov-President of Sterling National Mortgage Company Inc., as part of the LI Invest First Annual Investor Conference. The press release is included herein as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 21, 2004

BY:	/s/ JOHN W. TIETJEN JOHN W. TIETJEN Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
99.1	Press Release dated September 20, 2004